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                                                                    EXHIBIT 10.3


                            FIRST AMENDMENT TO LEASE

         THIS AGREEMENT made this 11th day of June, 1993, by and between KGE ASSOCIATES LP, a limited partnership hereinafter referred to as "Landlord" and COMPLEMENTARY SOLUTIONS, INC., a corporation, hereinafter referred to as "Tenant".

                              W I T N E S S E T H:

         WHEREAS, the parties hereto made and entered into a lease agreement dated January 28, 1992, for premises located at 4250 Perimeter Park South, Atlanta, GA 30341, being approximately 9,228 square feet of office space.

         WHEREAS, the parties wish to modify the Lease Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the exchange of valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the said Lease shall be amended as follows:

A.       PREMISES

         With the addition of 195 square feet, Tenant's total space is now deemed to be 9,423 square feet of office space.

B.       TERM

         The term for the space shall be from June 1, 1993 through March 31, 1997.

C.       BASE RENTAL

         The base rental rate for the space shall be modified according to the schedule below:

Year 1 Beginning June 1, 1993 through March 31, 1994, the monthly sum of SEVEN THOUSAND SEVEN HUNDRED AND ONE DOLLAR AND 90/100 ($7,701.90) for a total base rental of SEVENTY SEVEN THOUSAND AND NINETEEN DOLLARS AND 00/100 ($77,019.00).

Year 2 Beginning April 1, 1994 through March 31, 1995, the monthly sum of SEVEN THOUSAND, NINE HUNDRED TWENTY-NINE DOLLARS AND 62/100 ($7,929.62) for a total annual base rental of NINETY-FIVE THOUSAND ONE HUNDRED FIFTY-FIVE DOLLARS AND 44/100 ($95,155.44).

Year 3 Beginning April 1, 1995 through March 31, 1996, the monthly sum of EIGHT THOUSAND ONE HUNDRED SIXTY-FIVE DOLLARS AND 20/100 ($8,165.20) for a total annual base rental of NINETY-SEVEN THOUSAND NINE HUNDRED EIGHTY-TWO DOLLARS AND 40/100 ($97,982.40).


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Year 4        Beginning April 1, 1996 through March 31, 1997, the monthly sum of
              EIGHT THOUSAND FOUR HUNDRED EIGHT DOLLARS AND 62/100 ($8,408.62) for a total annual base rental of ONE HUNDRED THOUSAND NINE
              HUNDRED AND THREE DOLLARS AND 44/100 ($100,903.44).

D.       LANDLORD IMPROVEMENTS

         Landlord will construct an approximately 195 sq. ft. break room including an exhaust system, that is externally ducted and controlled by a timer.

         All other terms, provisions and covenants of the Lease Agreement dated January 28, 1992 shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties herein have hereto set their hands and seals, in triplicate, the day and year first above written.

                                          "LANDLORD"

                                          KGE Associates, LP

                                          By:  /s/ J. Smith
                                             -----------------------------------

                                          Date Executed by Landlord:  6/11/93

                                                      (CORPORATE SEAL)

                                          "TENANT"

                                          COMPLEMENTARY SOLUTIONS, INC.

                                          By:  /s/ Robert E. Kalaf
                                             -----------------------------------

                                               Its:  Controller
                                                   -----------------------------

                                               Attest:
                                                      --------------------------

                                               Its:
                                                   -----------------------------

                                          Date Executed by Tenant
                                                                 ---------------

                                                      (CORPORATE SEAL)



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